Exhibit 99.2

Associated Estates Realty Corporation
Third Quarter 2014
Earnings Release and Supplemental Financial Information

Lofts at Weston Lakeside
2101 Lakeside Lofts Circle	Phone:	(800) 338-1588
Cary, North Carolina 27513	Web Site:	LoftsatWestonLakeside.com

For more information, please contact:
Jeremy Goldberg
(216) 797-8715

Associated Estates Realty Corporation
Third Quarter 2014
Supplemental Financial Information

This news release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on certain assumptions, as well as current expectations, estimates, projections, judgments and knowledge of management, all of which are subject to risks, trends and uncertainties that could cause actual results to vary from those projected. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements include, without limitation, those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission, and the following: changes in the economic climate in the markets in which the Company owns and manages properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; risks of a lessening of demand for the multifamily units owned by the Company; competition from other available multifamily units, single family units available for rental or purchase, and changes in market rental rates; the failure of development projects or redevelopment activities to achieve expected results due to, among other causes, construction and contracting risks, unanticipated increases in materials and/or labor, and delays in project completion and/or lease-up that result in increased costs and/or reduce the profitability of a completed project; the results of litigation involving the Company; and risks associated with property acquisitions and dispositions, such as failure to achieve expected results. Readers should carefully review the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and the other documents the Company files from time to time with the Securities and Exchange Commission. These forward-looking statements reflect management’s judgment as of this date, and the Company assumes no obligation to revise or update them to reflect future developments or circumstances.

Associated Estates Realty Corporation
Third Quarter Earnings
ASSOCIATED ESTATES REALTY CORPORATION REPORTS
THIRD QUARTER AND YEAR-TO-DATE 2014 RESULTS
Increased Year-to-Date Same Community Revenue by 2.7%
Achieved Year-to-Date Same Community Average Occupancy of 96%
Delivered First Units At Dallas Development Project

Cleveland, Ohio - October 28, 2014 - Associated Estates Realty Corporation (NYSE, NASDAQ: AEC) announced today its financial results for the third quarter ended September 30, 2014.
“Our solid third quarter results demonstrate that we are taking the right steps to grow our business and deliver returns for shareholders,” said Jeffrey I. Friedman, CEO and President.  “We continue to focus on our fully funded development pipeline, which is progressing in line with our strategic plan. Associated Estates is well positioned in its markets and apartment fundamentals remain very positive. We are confident that the continued execution of our strategic plan is the best way to enhance value for all shareholders,” Friedman continued.
Funds from Operations (FFO) for the third quarter of 2014 were $0.32 per common share (diluted), compared to $0.32 per common share (diluted) for the third quarter of 2013. Net income applicable to common shares was $3.4 million, or $0.06 per common share (diluted), for the quarter ended September 30, 2014. For the third quarter of 2013, net income applicable to common shares was $19.9 million, or $0.40 per common share (diluted), which included an $18.1 million gain associated with a property sale. There were no property sales during the third quarter of 2014.
Same Community Portfolio Results
Net operating income (NOI) for the Company’s same community portfolio increased 2.7% for the third quarter of 2014 compared to the third quarter of 2013. Revenue increased 1.9%, while property operating expenses increased 0.7%. Average occupancy for the third quarter of 2014 was 95.4% compared to 95.7% for the third quarter of 2013.
Year-to-Date Performance
FFO for the nine months ended September 30, 2014 was $0.92 per common share (diluted), compared to $0.93 per common share (diluted) for the nine months ended September 30, 2013.
For the nine months ended September 30, 2014, net income applicable to common shares was $107.7 million, or $1.86 per common share (diluted), compared to net income applicable to common shares of $31.8 million, or $0.63 per common share (diluted), for the period ended September 30, 2013. Net income in the first three quarters of 2014 includes gains of $100.9 million, or $1.74 per common share (diluted), from the sale of four properties. Net income in the first three quarters of 2013 includes gains of $26.9 million, or $0.53 per common share (diluted), from the sale of two properties.
NOI year-to-date 2014 for the Company’s same community portfolio increased 3.1% compared to the first three quarters of 2013. Revenue increased 2.7%, while property operating expenses increased 1.9%.
A reconciliation of net income attributable to the Company to FFO is included on page 11.

Associated Estates Realty Corporation
Third Quarter Earnings
Capital Markets Activity
As previously announced, on July 25, 2014, the Company amended its $150 million term loan. Among other modifications, the amendment extends the maturity date from January 3, 2018 to January 3, 2020, and reduces the interest rate spread across the pricing grid, with a current rate of LIBOR plus 140 basis points. PNC Bank, N.A. and Wells Fargo, N.A. are Co-Lead Arrangers of the term loan.
On October 1, 2014, the Company repaid a $24.5 million property specific mortgage. The Company has no remaining debt maturities in 2014 and $19.7 million maturing in 2015.
Quarterly Dividend on Common Shares
The Company previously announced it increased its dividend from $0.19 per share per quarter to $0.20 per share per quarter, effective with the dividend payable on November 3, 2014. This represents a 5.3 percent increase to the dividend.
“Our modified term loan provides a more favorable pricing grid and further extends our maturity duration, which increases our financial flexibility," said Lou Fatica, Senior Vice President, Treasurer and Chief Financial Officer. "Our quarter over quarter fixed charge coverage ratio improved from 2.8 times to 3.4 times, or 21%. Additionally, after recently increasing the dividend by more than five percent, our payout ratio remains one of the lowest in the sector. We are pleased with our improving cash flow which has enabled us to reward our shareholders with a growing dividend," Fatica added.

Development Update
Cantabria at Turtle Creek, the Company’s 249-unit development in Dallas, TX, has begun unit deliveries and approximately 20% of the units have been leased. Construction is expected to be completed in the first quarter of 2015 and stabilization is expected in the second quarter of 2015. Full details relating to all of the Company's developments can be found on page 12.
2014 Outlook
The Company has maintained its full-year FFO and same community operating performance guidance ranges. Additional detailed assumptions relating to the Company's guidance can be found on page 22.
Upcoming Events
The Company will participate in REITWorld 2014, NAREIT's Annual Convention, being held from Wednesday, November 5 through Friday, November 7 at the Atlanta Marriott Marquis. Members of the Company’s management team will be hosting scheduled meetings with investors throughout the conference. A copy of all presentation materials will be accessible, beginning November 5, in the Investors section of the Company's website at AssociatedEstates.com.

Associated Estates Realty Corporation
Third Quarter Earnings
Conference Call
A conference call to discuss the Company’s third quarter results will be held on October 29, 2014, at 2:00 p.m. Eastern. To participate in the call:
Via Telephone: The dial-in number is (855) 233-8223, and the conference ID is 2107576. An operator will ask you for the conference ID. The call will be archived through November 13, 2014. The dial-in number for the replay is (855) 859-2056.
Via the Internet (listen only): Access the Investors section of the Company's website at AssociatedEstates.com. Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "Third Quarter 2014 Earnings Conference Call" link. The webcast will be archived for 90 days.

Associated Estates Realty Corporation
Financial and Operating Highlights
For the Three and Nine Months Ended September 30, 2014 and 2013
(Unaudited; in thousands, except per share and ratio data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
OPERATING INFORMATION
Total revenue	$48,207	$46,069	$145,824	$132,409
Property revenue	$47,444	$45,619	$143,862	$131,409
Property management and construction services revenue	$312	$—	$578	$—
Net income applicable to common shares	$3,418	$19,908	$107,674	$31,841
Per share - basic	$0.06	$0.40	$1.87	$0.64
Per share - diluted	$0.06	$0.40	$1.86	$0.63
Funds from Operations (FFO) (1)	$18,618	$16,028	$53,497	$47,046
FFO per share - diluted	$0.32	$0.32	$0.92	$0.93
Funds Available for Distribution (FAD) (1)	$16,641	$13,114	$48,455	$41,073
Dividends per share	$0.19	$0.19	$0.57	$0.57
Payout ratio - FFO	59.4%	59.4%	62.0%	61.3%
Payout ratio - FAD	65.5%	73.1%	67.9%	69.5%
General and administrative expense	$4,200	$4,946	$14,116	$14,302
Development costs	$162	$220	$690	$662
Construction services expense	$129	$—	$219	$—
Personnel expense - allocated	$1,119	$1,072	$3,393	$3,101
Costs associated with acquisitions	$59	$392	$172	$457
Interest expense (2)	$5,916	$7,156	$18,526	$20,908
Capitalized interest	$1,238	$1,123	$3,431	$2,384
Interest coverage ratio (3)	3.37:1	2.77:1	3.22:1	2.87:1
Fixed charge coverage ratio (4)	3.37:1	2.77:1	3.22:1	2.87:1
General and administrative expense to property revenue	8.9%	10.8%	9.8%	10.9%
Personnel - allocated as a percentage of property revenue	2.4%	2.3%	2.4%	2.4%
Interest expense to property revenue (2)	12.5%	15.7%	12.9%	15.9%
Property NOI (5)	$29,371	$28,283	$88,289	$81,215
ROA (6)	7.7%	8.0%	7.7%	8.0%
Same Community revenue increase (7)	1.9%	3.0%	2.7%	3.7%
Same Community expense increase (decrease) (7)	0.7%	(1.7)%	1.9%	0.8%
Same Community NOI increase (7)	2.7%	6.1%	3.1%	5.6%

(1)	See page 11 for a reconciliation of net income attributable to AERC to these non-GAAP measurements and page 23 for the Company's definition of these non-GAAP measurements.

(2)	Excludes amortization of financing fees of $471 and $1,402 for 2014 and $477 and $1,541 for 2013.

(3)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/refunds.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 23 for a reconciliation of net income applicable to common shares to EBITDA and the Company's definition of EBITDA.

(4)
Represents interest expense, including capitalized interest, and preferred stock dividend payment coverage, excluding prepayment costs/refunds. Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 24 for a reconciliation of net income attributable to AERC to this non-GAAP measurement and the Company's definition of this non-GAAP measurement.

(6)
ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding properties currently under development.  Gross real estate assets for acquired properties are prorated based upon the percentage of time owned.

(7)	Same Community percentages for prior periods are as previously reported.

Associated Estates Realty Corporation
Financial and Operating Highlights
Third Quarter 2014
(Unaudited; in thousands, except per share and ratio data)

	September 30,	December 31,
	2014	2013
CAPITALIZATION DATA
Cash and cash equivalents	$5,328	$4,586
Net real estate assets	$1,356,422	$1,373,999
Total assets	$1,421,831	$1,422,497

Debt	$729,324	$812,974
Noncontrolling interests	$350	$350
Total shareholders' equity attributable to AERC	$622,474	$544,450

Common shares outstanding	57,648	57,476
Share price, end of period	$17.51	$16.05

Total capitalization	$1,738,740	$1,735,464

Undepreciated book value of real estate assets (1)	$1,752,917	$1,760,840

Net debt to undepreciated book value of real estate assets	41.3%	45.9%

Secured debt to undepreciated book value	16.4%	15.9%

Annual dividend (2)	$0.80	$0.76

Annual dividend yield based on share price, end of period	4.6%	4.7%

(1)	Includes $45,921 and $9,321 of the Company's investment in unconsolidated entities at September 30, 2014 and December 31, 2013.

(2)	The quarterly dividend increased $0.01 to $0.20 per quarter, effective with the November 3, 2014 dividend payment.

Associated Estates Realty Corporation
Financial and Operating Highlights
Third Quarter 2014
(Unaudited)

		Number of
	Properties	Units	Average Age
PORTFOLIO INFORMATION
Company Portfolio:
Same Community:
Midwest	25	5,936	21
Mid-Atlantic	10	3,146	8
Southeast	6	1,560	18
Southwest	3	842	11
Total Same Community	44	11,484	16

Acquisitions	6	1,451	8
Development (1)	—	99	1
Total Owned Portfolio	50	13,034	15
Properties Under Development:
Wholly Owned:
Dallas	1	249
Southern California	1	175
Joint Ventures:
Metro DC	1	140
Northern California	1	410
Southern California	1	472
Third Party Managed:
Atlanta	1	345
Central Florida	1	350
Southeast Florida	1	331
Total Company Portfolio	58	15,506

(1)	Reflects a 99-unit expansion to a community located in Dallas, Texas.

Associated Estates Realty Corporation
Condensed Consolidated Balance Sheets
Third Quarter 2014
(Unaudited; dollar amounts in thousands)

	September 30,	December 31,
	2014	2013
ASSETS
Real estate assets
Investment in real estate	$1,621,559	$1,708,726
Construction in progress	85,437	42,793
Less: Accumulated depreciation	(396,495)	(386,841)
Net real estate owned	1,310,501	1,364,678
Investment in unconsolidated entities	45,921	9,321
Total net real estate	1,356,422	1,373,999
Cash and cash equivalents	5,328	4,586
Restricted cash	24,071	3,465
Other assets	36,010	40,447
Total assets	$1,421,831	$1,422,497

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable	$287,824	$279,474
Unsecured notes	250,000	250,000
Unsecured revolving credit facility	41,500	133,500
Unsecured term loan	150,000	150,000
Total debt	729,324	812,974
Accounts payable and other liabilities	69,683	64,723
Total liabilities	799,007	877,697

Equity
Common shares, without par value; $.10 stated value; 91,000,000 authorized;
57,708,675 issued and 57,647,647 outstanding at September 30, 2014 and
57,595,479 issued and 57,476,192 outstanding at December 31, 2013, respectively	5,771	5,760
Paid-in capital	757,323	754,582
Accumulated distributions in excess of accumulated net income	(138,990)	(213,275)
Accumulated other comprehensive loss	(634)	(702)
Less: Treasury shares, at cost, 61,028 and 119,287 shares
at September 30, 2014 and December 31, 2013, respectively	(996)	(1,915)
Total shareholders' equity attributable to AERC	622,474	544,450
Noncontrolling interest	350	350
Total equity	622,824	544,800
Total liabilities and equity	$1,421,831	$1,422,497

Associated Estates Realty Corporation
Consolidated Statements of Operations and Comprehensive Income
Three and Nine Months Ended September 30, 2014 and 2013
(Unaudited; dollar and share amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
REVENUE
Property revenue	$47,444	$45,619	$143,862	$131,409
Office revenue	451	450	1,384	1,000
Property management and construction services revenue	312	—	578	—
Total revenue	48,207	46,069	145,824	132,409

EXPENSES
Property operating and maintenance	18,073	17,336	55,573	50,194
Depreciation and amortization	15,779	14,212	47,958	41,960
General and administrative	4,200	4,946	14,116	14,302
Development costs	162	220	690	662
Construction services	129	—	219	—
Costs associated with acquisitions	59	392	172	457
Total expenses	38,402	37,106	118,728	107,575
Operating income	9,805	8,963	27,096	24,834
Interest expense	(6,387)	(7,633)	(19,928)	(22,449)
Gain on disposition of properties	—	—	100,870	—
Income from continuing operations	3,418	1,330	108,038	2,385
Income from discontinued operations:
Operating income, net of interest expense	—	605	—	2,769
Gain on disposition of properties	—	18,072	—	26,868
Income from discontinued operations	—	18,677	—	29,637
Net income	3,418	20,007	108,038	32,022
Net income attributable to noncontrolling redeemable interest	—	(14)	—	(45)
Net income attributable to AERC	$3,418	$19,993	$108,038	$31,977
Allocation to participating securities	—	(85)	(364)	(136)
Net income applicable to common shares	$3,418	$19,908	$107,674	$31,841

Earnings per common share - basic:
Income from continuing operations applicable to common shares	$0.06	$0.02	$1.87	$0.04
Income from discontinued operations	—	0.38	—	0.60
Net income applicable to common shares - basic	$0.06	$0.40	$1.87	$0.64

Earnings per common share - diluted:
Income from continuing operations applicable to common shares	$0.06	$0.02	$1.86	$0.04
Income from discontinued operations	—	0.38	—	0.59
Net income applicable to common shares - diluted	$0.06	$0.40	$1.86	$0.63

Comprehensive income:
Net income	$3,418	$20,007	$108,038	$32,022
Other comprehensive income:
Change in fair value and reclassification of hedge instruments	814	(622)	68	1,687
Total comprehensive income	4,232	19,385	108,106	33,709
Comprehensive income attributable to noncontrolling interests	—	(14)	—	(45)
Total comprehensive income attributable to AERC	$4,232	$19,371	$108,106	$33,664

Weighted average shares outstanding - basic	57,531	49,949	57,456	49,816

Weighted average shares outstanding - diluted	58,033	50,267	57,928	50,376

Associated Estates Realty Corporation
Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD)
Three and Nine Months Ended September 30, 2014 and 2013
(Unaudited; in thousands, except per share data)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2014	2013	2014	2013
CALCULATION OF FFO AND FAD
Net income attributable to AERC		$3,418	$19,993	$108,038	$31,977

Add:	Depreciation - real estate assets	14,272	13,456	43,419	38,941
	Amortization of intangible assets	928	651	2,910	2,996
Less:	Gain on disposition of properties	—	(18,072)	(100,870)	(26,868)

	Funds from Operations (FFO) (1)	18,618	16,028	53,497	47,046

Add:	Depreciation - other assets	579	539	1,629	1,627
	Amortization of deferred financing fees	471	477	1,402	1,541
Less:	Recurring fixed asset additions (2)	(3,027)	(3,930)	(8,073)	(9,141)
	Funds Available for Distribution (FAD) (1)	$16,641	$13,114	$48,455	$41,073

Weighted average shares outstanding - diluted (3)		58,033	50,267	57,928	50,376

PER SHARE INFORMATION:
FFO - diluted		$0.32	$0.32	$0.92	$0.93
Dividends		$0.19	$0.19	$0.57	$0.57

Payout ratio - FFO		59.4%	59.4%	62.0%	61.3%
Payout ratio - FAD		65.5%	73.1%	67.9%	69.5%

(1)	See page 23 for the Company's definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculations include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.

(3)	The Company has excluded 93 stock options for the three and nine months ended September 30, 2013, as their inclusion would be anti-dilutive.

Associated Estates Realty Corporation
Development Pipeline
As of September 30, 2014
(Unaudited; dollar amounts in thousands, except per unit data)
This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.
Consolidated Current Developments

				Total
				Estimated	Cost		Estimated/Actual Dates for				Average	Commercial
Under		Ownership	Total	Capital	to	Total	Construction	Initial	Construction	Stabilized	Rent	Rent	%	%
Construction	Location	%	Units	Cost (1) (6)	Date	Debt	Start	Occupancy	Completion	Operations (2)	Per Unit (3)	Per Month (5)	Leased	Occupied
Cantabria at Turtle Creek	Dallas, TX	100.0%	249	$56,800	$46,436	$25,688	Q2 2013	Q3 2014	Q1 2015	Q2 2015	$2,286	N/A	13.3%	2.4%

7001 Arlington at Bethesda	Bethesda, MD	98.1% (4)	140	$53,400	$40,725	$12,954	Q4 2012	Q4 2014	Q2 2015	Q3 2015	$2,781	$39,000	N/A	N/A

The Desmond on Wilshire	Los Angeles, CA	100.0%	175	$76,300	$40,528	$—	Q2 2013	Q3 2015	Q4 2015	Q1 2016	$3,338	N/A	N/A	N/A

Total			564	$186,500	$127,689	$38,642
Unconsolidated Current Developments

				Total
				Estimated	Cost	AEC		AEC	Estimated/Actual Dates for				Average	Commercial
Under		Ownership	Total	Capital	to	Investment	Total	Share	Construction	Initial	Construction	Stabilized	Rent	Rent	%	%
Construction	Location	%	Units	Cost (1) (6)	Date	to Date	Debt	of Debt	Start	Occupancy	Completion	Operations (2)	Per Unit (3)	Per Month (5)	Leased	Occupied
350 8th	San Francisco, CA	50.0%	410	$245,000	$72,500	$33,609	$—	$—	Q2 2014	Q4 2015	Q4 2016	Q1 2017	$3,837	$152,000	N/A	N/A

950 East Third	Los Angeles, CA	50.0%	472	$164,000	$35,566	$4,547	$—	—	Q3 2014	Q3 2016	Q1 2017	Q4 2017	$2,651	$66,000	N/A	N/A

Total			882	$409,000	$108,066	$38,156	$—	$—
Unconsolidated Future Development Pipeline - Unimproved Land

			Estimated		AEC
		Ownership	Number	Cost to	Investment
Name	Location	%	of Units (6)	Date	to Date
5th and Huntington	Monrovia, CA	50.0%	154	$15,223	$7,765

(1)	Total capital cost are calculated as if owned 100.0% by the Company and represent estimated costs for projects under development inclusive of all capitalized costs in accordance with GAAP.

(2)	We define stabilized occupancy as the earlier of the attainment of 93.0% physical occupancy or one year after the completion of construction.

(3)	Reflects our projected stabilized rents. We expect to update these projections periodically to reflect market rents and rents achieved.

(4)	Ownership percentage based on current equity of the joint venture and is subject to change based on changes in total equity. Joint venture partner contribution is $350.

(5)	Based on 6,898 square feet of commercial space at 7001 Arlington at Bethesda, 40,000 square feet of commercial space at 350 8th and 19,700 square feet of commercial space at 950 East Third.

(6)	Based on current projections as of October 28, 2014.

Associated Estates Realty Corporation
Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures
(In thousands; except estimated GAAP useful life and cost per unit)

		Nine Months Ended
	Estimated	September 30, 2014
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$8,971	$685
Maintenance personnel labor cost (2)		5,028	384
Total Operating Expenses Related to Repairs and Maintenance		13,999	1,069

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	460	35
Appliances	5	849	65
Building improvements	14	1,276	98
Carpet and flooring	5	2,662	203
Furnishings	5	117	9
Office/Model	5	111	8
HVAC and mechanicals	15	699	54
Landscaping and grounds	14	1,306	100
Unit improvements	5	119	9
Total Recurring Capital Expenditures - Properties		7,599	581
Corporate capital expenditures		474	36
Total Recurring Capital Expenditures		8,073	617
Total Recurring Capital Expenditures and Repairs and Maintenance		$22,072	$1,686

Total Recurring Capital Expenditures		$8,073
Investment/Revenue Enhancing/Non-Recurring Expenditures (4)
Building improvements - unit upgrades	Various	982
Building improvements - other	20	768
Ground improvements	Various	62
Total Investment/Revenue Enhancing/Non-Recurring Expenditures		1,812
Grand Total Capital Expenditures		$9,885

(1)	Calculated using weighted average units owned during the nine months ended September 30, 2014 of 13,090.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations and Comprehensive Income.

(3)	See page 24 for the Company's definition of recurring fixed asset additions.

(4)	See page 24 for the Company's definition of investment/revenue enhancing and/or non-recurring fixed asset additions.

Associated Estates Realty Corporation
General and Administrative Expense, Personnel Expense - Allocated, Construction Services,
Development and Property Management
For the Three and Nine Months Ended September 30, 2014 and 2013
(Unaudited; in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
General and Administrative, Personnel - Allocated, Construction
Services, Development and Property Management
General and administrative expense (1)	$4,200	$4,946	$14,116	$14,302
Personnel expense - allocated (2)	1,119	1,072	3,393	3,101
Total	5,319	6,018	17,509	17,403
Construction services revenue (1)	(223)	—	(387)	—
Construction services expense (1)	129	—	219	—
Construction services, net	(94)	—	(168)	—
Development costs (1)	162	220	690	662
Net development	68	220	522	662
Property management revenue (1)	(89)	—	(191)	—
Net overhead	$5,298	$6,238	$17,840	$18,065

(1)	As reported per the Consolidated Statement of Operations and Comprehensive Income.

(2)	Represents general and administrative expense allocations to property operating and maintenance expenses.

Associated Estates Realty Corporation
Same Community Data
Operating Results for the Last Five Quarters
(Unaudited; in thousands, except unit totals and per unit amounts)

	Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013

Property Revenue	$40,690	$40,360	$39,891	$39,696	$39,914
Property Operating and
Maintenance Expenses
Personnel - on site	3,109	3,309	3,288	3,054	3,262
Personnel - allocated	962	956	945	940	945
Advertising	432	405	442	397	406
Utilities	1,932	1,723	1,861	1,846	1,904
Repairs and maintenance	2,424	2,561	2,457	2,067	2,450
Real estate taxes and insurance	5,593	5,453	5,798	5,383	5,440
Other operating	967	863	885	879	899
Total Expenses	15,419	15,270	15,676	14,566	15,306

Property Net Operating Income	$25,271	$25,090	$24,215	$25,130	$24,608

Operating Margin	62.1%	62.2%	60.7%	63.3%	61.7%

Personnel - Allocated as a
Percentage of Property Revenue	2.4%	2.4%	2.4%	2.4%	2.4%

Total Number of Units	11,484	11,484	11,484	11,484	11,484

Property NOI Per Unit	$2,201	$2,185	$2,109	$2,188	$2,143

Monthly Property Revenue
Per Occupied Unit	$1,238	$1,215	$1,202	$1,208	$1,211

Average Occupancy (1)	95.4%	96.4%	96.3%	95.4%	95.7%

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

Associated Estates Realty Corporation
Same Community Data
Operating Results for the Nine Months Ended September 30, 2014 and 2013
(Unaudited; in thousands, except unit totals and per unit amounts)

	Nine Months Ended
	September 30,
	2014	2013

Property Revenue	$120,941	$117,813
Property Operating and Maintenance Expenses
Personnel - on site	9,706	9,713
Personnel - allocated	2,863	2,788
Advertising	1,279	1,237
Utilities	5,516	5,378
Repairs and maintenance	7,442	7,280
Real estate taxes and insurance	16,845	16,286
Other operating	2,715	2,810
Total Expenses	46,366	45,492

Property Net Operating Income	$74,575	$72,321

Operating Margin	61.7%	61.4%

Personnel - Allocated as a Percentage to Property Revenue	2.4%	2.4%

Total Number of Units	11,484	11,484

Property NOI Per Unit	$6,494	$6,298

Monthly Property Revenue Per Occupied Unit	$1,219	$1,192

Average Occupancy (1)	96.0%	95.7%

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

Associated Estates Realty Corporation
Same Community Data
As of September 30, 2014 and 2013
(Unaudited)

			Property Revenue per			Average		Turnover
			Occupied Unit			Occupancy (1)		Ratio (2)
	No. of	Average	Q3	Q3%		Q3	Q3	Q3	Q3
	Units	Age (3)	2014	2013	Change	2014	2013	2014	2013
Midwest Properties
Indianapolis	836	18	$981	$966	1.6%	95.9%	94.7%	88.0%	92.8%
Southeast Michigan	1,778	21	1,047	1,008	3.9%	94.9%	96.2%	75.1%	65.0%
Western Michigan	438	23	952	941	1.2%	96.6%	97.3%	84.9%	85.8%
Central Ohio	1,581	23	1,040	1,029	1.1%	95.5%	96.2%	75.6%	75.9%
Northeast Ohio	1,303	19	1,250	1,209	3.4%	94.6%	96.1%	78.6%	60.8%
Total Midwest	5,936	21	1,073	1,047	2.5%	95.2%	96.0%	78.6%	72.4%

Mid-Atlantic Properties
Metro DC	250	6	2,134	2,146	(0.6)%	95.7%	96.3%	80.0%	75.2%
Raleigh-Durham	760	7	1,241	1,211	2.5%	96.0%	96.3%	60.5%	65.8%
Northern Virginia	1,272	9	1,646	1,649	(0.2)%	95.2%	95.3%	68.9%	61.0%
Southeast Virginia	864	8	1,237	1,242	(0.4)%	96.3%	94.1%	63.9%	78.2%
Total Mid-Atlantic	3,146	8	1,475	1,471	0.3%	95.7%	95.4%	66.4%	68.0%

Southeast Properties
Southeast Florida	1,206	16	1,470	1,400	5.0%	95.7%	95.7%	64.7%	55.4%
Atlanta	354	22	1,186	1,122	5.7%	96.1%	97.3%	74.6%	58.8%
Total Southeast	1,560	18	1,406	1,337	5.2%	95.8%	96.0%	66.9%	56.2%

Southwest Properties
Dallas	842	11	1,206	1,156	4.3%	94.2%	94.6%	80.3%	67.9%
Total Southwest	842	11	1,206	1,156	4.3%	94.2%	94.6%	80.3%	67.9%

Total/Average Same
Community	11,484	16	$1,238	$1,211	2.2%	95.4%	95.7%	73.8%	68.7%

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

(2)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(3)	Age shown in years.

Associated Estates Realty Corporation
Sequential Property Revenue, Operating Expenses and Net Operating Income (NOI)
For the Three Months Ended September 30, 2014 and June 30, 2014
(Unaudited, in thousands, except unit totals)

		Q3	Q2	Q3	Q2			Q3	Q2			Q3	Q2
		2014	2014	2014	2014			2014	2014			2014	2014
	No. of	Average	Average			Incr/	%			Incr/	%			Incr/	%
	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decr)	Change	Expenses	Expenses	(Decr)	Change	NOI	NOI	(Decr)	Change
Same Community
Midwest Properties
Indianapolis	836	95.9%	97.0%	$2,360	$2,318	$42	1.8%	950	$948	2	0.2%	1,410	$1,370	40	2.9%
Southeast Michigan	1,778	94.9%	95.5%	5,303	5,207	96	1.8%	2,074	2,030	44	2.2%	3,229	3,177	52	1.6%
Western Michigan	438	96.6%	97.9%	1,207	1,186	21	1.8%	491	469	22	4.7%	716	717	(1)	(0.1)%
Central Ohio	1,581	95.5%	96.5%	4,711	4,660	51	1.1%	1,980	2,012	(32)	(1.6)%	2,731	2,648	83	3.1%
Northeast Ohio	1,303	94.6%	96.4%	4,621	4,583	38	0.8%	1,673	1,658	15	0.9%	2,948	2,925	23	0.8%
	5,936	95.2%	96.3%	18,202	17,954	248	1.4%	7,168	7,117	51	0.7%	11,034	10,837	197	1.8%
Mid-Atlantic Properties
Metro DC	250	95.7%	96.3%	1,532	1,518	14	0.9%	491	493	(2)	(0.4)%	1,041	1,025	16	1.6%
Raleigh-Durham	760	96.0%	96.9%	2,717	2,701	16	0.6%	880	832	48	5.8%	1,837	1,869	(32)	(1.7)%
Northern Virginia	1,272	95.2%	96.4%	5,981	6,001	(20)	(0.3)%	1,816	1,826	(10)	(0.5)%	4,165	4,175	(10)	(0.2)%
Southeast Virginia	864	96.3%	96.3%	3,090	3,096	(6)	(0.2)%	1,023	1,005	18	1.8%	2,067	2,091	(24)	(1.1)%
	3,146	95.7%	96.5%	13,320	13,316	4	0.0%	4,210	4,156	54	1.3%	9,110	9,160	(50)	(0.5)%
Southeast Properties
Southeast Florida	1,206	95.7%	96.8%	5,090	5,044	46	0.9%	2,169	2,074	95	4.6%	2,921	2,970	(49)	(1.6)%
Atlanta	354	96.1%	96.2%	1,210	1,178	32	2.7%	528	561	(33)	(5.9)%	682	617	65	10.5%
	1,560	95.8%	96.7%	6,300	6,222	78	1.3%	2,697	2,635	62	2.4%	3,603	3,587	16	0.4%
Southwest Properties
Dallas	842	94.2%	96.0%	2,868	2,868	0	0.0%	1,344	1,362	(18)	(1.3)%	1,524	1,506	18	1.2%
	842	94.2%	96.0%	2,868	2,868	0	0.0%	1,344	1,362	(18)	(1.3)%	1,524	1,506	18	1.2%
Total Same Community	11,484	95.4%	96.4%	40,690	40,360	330	0.8%	15,419	15,270	149	1.0%	25,271	25,090	181	0.7%
Acquisitions (2)
Southeast Florida	388	87.0%	92.4%	1,861	1,912	(51)	(2.7)%	602	816	(214)	(26.2)%	1,259	1,096	163	14.9%
Charlotte	562	89.4%	80.0%	2,015	1,292	723	56.0%	717	433	284	65.6%	1,298	859	439	51.1%
Raleigh-Durham	349	94.4%	96.5%	1,341	1,346	(5)	(0.4)%	427	362	65	18.0%	914	984	(70)	(7.1)%
Dallas	152	89.3%	95.9%	1,183	1,206	(23)	(1.9)%	683	691	(8)	(1.2)%	500	515	(15)	(2.9)%
Development
Dallas (3)	99	97.6%	98.0%	354	337	17	5.0%	225	215	10	4.7%	129	122	7	5.7%
Properties owned at 9/30	13,034	94.6%	95.5%	47,444	46,453	991	2.1%	18,073	17,787	286	1.6%	29,371	28,666	705	2.5%
Dispositions (4)	909			—	815			—	345			—	470
Total	13,943			$47,444	$47,268			$18,073	$18,132			$29,371	$29,136

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

(3)	Includes pre-leasing and administrative costs of our 249-unit Cantabria development in Dallas of approximately $70 and $21 for Q3 and Q2, respectively.

(4)	Effective Q1 2014 for the Company, per ASU No. 2014-08, only disposals representing a major strategic shift in operations will be presented as discontinued operations.

Associated Estates Realty Corporation
Third Quarter Property Revenue, Operating Expenses and Net Operating Income (NOI)
For the Three Months Ended September 30, 2014 and 2013
(Unaudited; in thousands, except unit totals)

		Q3	Q3	Q3	Q3			Q3	Q3			Q3	Q3
		2014	2013	2014	2013			2014	2013			2014	2013
	No. of	Average	Average			Incr/	%			Incr/	%			Incr/	%
	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decr)	Change	Expenses	Expenses	(Decr)	Change	NOI	NOI	(Decr)	Change
Same Community
Midwest Properties
Indianapolis	836	95.9%	94.7%	$2,360	$2,293	$67	2.9%	$950	$978	$(28)	(2.9)%	$1,410	$1,315	$95	7.2%
Southeast Michigan	1,778	94.9%	96.2%	5,303	5,175	128	2.5%	2,074	2,062	12	0.6%	3,229	3,113	116	3.7%
Western Michigan	438	96.6%	97.3%	1,207	1,203	4	0.3%	491	515	(24)	(4.7)%	716	688	28	4.1%
Central Ohio	1,581	95.5%	96.2%	4,711	4,693	18	0.4%	1,980	2,029	(49)	(2.4)%	2,731	2,664	67	2.5%
Northeast Ohio	1,303	94.6%	96.1%	4,621	4,543	78	1.7%	1,673	1,588	85	5.4%	2,948	2,955	(7)	(0.2)%
	5,936	95.2%	96.0%	18,202	17,907	295	1.6%	7,168	7,172	(4)	(0.1)%	11,034	10,735	299	2.8%
Mid-Atlantic Properties
Metro DC	250	95.7%	96.3%	1,532	1,550	(18)	(1.2)%	491	509	(18)	(3.5)%	1,041	1,041	0	0.0%
Raleigh-Durham	760	96.0%	96.3%	2,717	2,659	58	2.2%	880	891	(11)	(1.2)%	1,837	1,768	69	3.9%
Northern Virginia	1,272	95.2%	95.3%	5,981	5,996	(15)	(0.3)%	1,816	1,863	(47)	(2.5)%	4,165	4,133	32	0.8%
Southeast Virginia	864	96.3%	94.1%	3,090	3,030	60	2.0%	1,023	967	56	5.8%	2,067	2,063	4	0.2%
	3,146	95.7%	95.4%	13,320	13,235	85	0.6%	4,210	4,230	(20)	(0.5)%	9,110	9,005	105	1.2%
Southeast Properties
Southeast Florida	1,206	95.7%	95.7%	5,090	4,850	240	4.9%	2,169	2,074	95	4.6%	2,921	2,776	145	5.2%
Atlanta	354	96.1%	97.3%	1,210	1,160	50	4.3%	528	480	48	10.0%	682	680	2	0.3%
	1,560	95.8%	96.0%	6,300	6,010	290	4.8%	2,697	2,554	143	5.6%	3,603	3,456	147	4.3%
Southwest Properties
Dallas	842	94.2%	94.6%	2,868	2,762	106	3.8%	1,344	1,350	(6)	(0.4)%	1,524	1,412	112	7.9%
	842	94.2%	94.6%	2,868	2,762	106	3.8%	1,344	1,350	(6)	(0.4)%	1,524	1,412	112	7.9%
Total Same Community	11,484	95.4%	95.7%	40,690	39,914	776	1.9%	15,419	15,306	113	0.7%	25,271	24,608	663	2.7%
Acquisitions (2)
Southeast Florida	388	87.0%	97.9%	1,861	1,671	190	11.4%	602	702	(100)	(14.2)%	1,259	969	290	29.9%
Charlotte	562	89.4%	N/A	2,015	—	2,015	N/A	717	—	717	N/A	1,298	—	1,298	N/A
Raleigh-Durham	349	94.4%	N/A	1,341	—	1,341	N/A	427	—	427	N/A	914	—	914	N/A
Dallas	152	89.3%	95.0%	1,183	60	1,123	N/A	683	30	653	N/A	500	30	470	N/A
Development
Dallas (3)	99	97.6%	N/A	354	5	349	N/A	225	19	206	N/A	129	(14)	143	N/A
Properties owned at 9/30	13,034	94.6%	95.8%	47,444	41,650	5,794	13.9%	18,073	16,057	2,016	12.6%	29,371	25,593	3,778	14.8%
Dispositions (4)	909			—	3,969			—	1,279			—	2,690
Total	13,943			$47,444	$45,619			$18,073	$17,336			$29,371	$28,283

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

(3)	Includes pre-leasing and administrative costs of our 249-unit Cantabria development in Dallas of approximately $70 for Q3 2014.

(4)	Effective Q1 2014 for the Company, per ASU No. 2014-08, only disposals representing a major strategic shift in operations will be presented as discontinued operations.

Associated Estates Realty Corporation
Year-to-Date Property Revenue, Operating Expenses and Net Operating Income (NOI)
For the Nine Months Ended September 30, 2014 and 2013
(Unaudited; in thousands, except unit totals)

				YTD	YTD			YTD	YTD			YTD	YTD
		2014	2013	2014	2013			2014	2013			2014	2013
	No. of	Average	Average			Incr/	%			Incr/	%			Incr/	%
	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decr)	Change	Expenses	Expenses	(Decr)	Change	NOI	NOI	(Decr)	Change
Same Community
Midwest Properties
Indianapolis	836	96.9%	95.6%	$6,997	$6,792	$205	3.0%	$2,753	$2,856	$(103)	(3.6)%	$4,244	$3,936	$308	7.8%
Southeast Michigan	1,778	95.6%	96.0%	15,696	15,186	510	3.4%	6,129	6,038	91	1.5%	9,567	9,148	419	4.6%
Western Michigan	438	97.3%	97.4%	3,569	3,537	32	0.9%	1,480	1,519	(39)	(2.6)%	2,089	2,018	71	3.5%
Central Ohio	1,581	95.9%	95.6%	13,938	13,710	228	1.7%	5,974	6,019	(45)	(0.7)%	7,964	7,691	273	3.5%
Northeast Ohio	1,303	95.5%	95.9%	13,637	13,277	360	2.7%	5,090	4,947	143	2.9%	8,547	8,330	217	2.6%
	5,936	95.9%	95.9%	53,837	52,502	1,335	2.5%	21,426	21,379	47	0.2%	32,411	31,123	1,288	4.1%
Mid-Atlantic Properties
Metro DC	250	95.5%	96.8%	4,551	4,632	(81)	(1.7)%	1,491	1,549	(58)	(3.7)%	3,060	3,083	(23)	(0.7)%
Raleigh-Durham	760	96.7%	95.2%	8,099	7,699	400	5.2%	2,621	2,531	90	3.6%	5,478	5,168	310	6.0%
Northern Virginia	1,272	95.9%	95.3%	17,978	17,854	124	0.7%	5,666	5,639	27	0.5%	12,312	12,215	97	0.8%
Southeast Virginia	864	96.1%	94.6%	9,228	9,054	174	1.9%	3,083	2,813	270	9.6%	6,145	6,241	(96)	(1.5)%
	3,146	96.0%	95.3%	39,856	39,239	617	1.6%	12,861	12,532	329	2.6%	26,995	26,707	288	1.1%
Southeast Properties
Southeast Florida	1,206	96.5%	95.7%	15,117	14,426	691	4.8%	6,433	6,198	235	3.8%	8,684	8,228	456	5.5%
Atlanta	354	96.3%	96.6%	3,549	3,397	152	4.5%	1,582	1,480	102	6.9%	1,967	1,917	50	2.6%
	1,560	96.5%	95.9%	18,666	17,823	843	4.7%	8,015	7,678	337	4.4%	10,651	10,145	506	5.0%
Southwest Properties
Dallas	842	95.5%	95.6%	8,582	8,249	333	4.0%	4,064	3,903	161	4.1%	4,518	4,346	172	4.0%
	842	95.5%	95.6%	8,582	8,249	333	4.0%	4,064	3,903	161	4.1%	4,518	4,346	172	4.0%
Total Same Community	11,484	96.0%	95.7%	120,941	117,813	3,128	2.7%	46,366	45,492	874	1.9%	74,575	72,321	2,254	3.1%
Acquisitions (2)
Southeast Florida	388	91.4%	97.9%	5,737	1,671	4,066	243.3%	2,242	702	1,540	219.4%	3,495	969	2,526	260.7%
Charlotte	562	89.9%	N/A	4,427	N/A	4,427	N/A	1,562	N/A	1,562	N/A	2,865	N/A	2,865	N/A
Raleigh-Durham	349	94.6%	N/A	3,951	N/A	3,951	N/A	1,202	N/A	1,202	N/A	2,749	N/A	2,749	N/A
Dallas	152	93.9%	95.0%	3,594	60	3,534	N/A	2,032	30	2,002	N/A	1,562	30	1,532	N/A
Development
Dallas (3)	99	93.0%	N/A	982	5	977	N/A	544	19	525	N/A	438	(14)	452	N/A
Properties owned at 9/30	13,034	95.4%	95.7%	139,632	119,549	20,083	16.8%	53,948	46,243	7,705	16.7%	85,684	73,306	12,378	16.9%
Dispositions (4)	909			4,230	11,860			1,625	3,951			2,605	7,909
Total	13,943			$143,862	$131,409			$55,573	$50,194			$88,289	$81,215

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

(3)	Includes pre-leasing and administrative costs of our 249-unit Cantabria development in Dallas of approximately $91 for YTD 2014.

(4)	Effective Q1 2014 for the Company, per ASU No. 2014-08, only disposals representing a major strategic shift in operations will be presented as discontinued operations.

Associated Estates Realty Corporation
Debt Structure
As of September 30, 2014
(Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	September 30, 2014	Total Debt	Interest Rate
Fixed Rate Debt:
Secured	$249,182	34.2%	4.9%
Unsecured - notes	250,000	34.3%	4.4%
Total Fixed Rate Debt	499,182	68.5%	4.6%

Variable Rate Debt Swapped to Fixed:
Unsecured - term loan (1)	125,000	17.1%	2.7%
Total Variable Rate Debt Swapped to Fixed	125,000	17.1%	2.7%

Variable Rate Debt Unhedged:
Secured	38,642	5.3%	1.5%
Unsecured - revolver	41,500	5.7%	1.5%
Unsecured - term loan	25,000	3.4%	1.6%
Total Variable Rate Debt Unhedged	105,142	14.4%	1.5%

TOTAL DEBT	$729,324	100.0%	3.9%

Interest coverage ratio (2)	3.22:1
Fixed charge coverage ratio (3)	3.22:1
Weighted average maturity	5.5 years

Scheduled Principal Maturities:	Secured	Unsecured	Total
2014 (4)	$24,500	$—	$24,500
2015	19,658	—	19,658
2016	80,138	—	80,138
2017	—	41,500	41,500
2018	47,591	—	47,591
Thereafter	115,937	400,000	515,937
TOTAL	$287,824	$441,500	$729,324

(1)
The Company entered into a forward starting swap in December 2011 fixing the rate beginning in June 2013 until June 2016 at a rate of 1.26% plus the credit spread which was 1.40% as of September 30, 2014, or an all-in rate of 2.66%. Additionally, the Company entered into a forward starting swap in April 2013 fixing the rate beginning June 2016 at a rate of 1.55% plus the credit spread which was 1.40% as of September 30, 2014, or an all-in rate of 2.95% until January 2018.

(2)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/credits. Individual line items in this calculation include results from discontinued operations where applicable.  See page 23 for a reconciliation of net income available to common shares to EBITDA and the Company's definition of EBITDA.

(3)
Represents interest expense, including capitalized interest and preferred stock dividend payment coverage, excluding costs/refunds.  Individual line items in this calculation include discontinued operations where applicable.

(4)	Loan was repaid on October 1, 2014.

Associated Estates Realty Corporation
2014 Financial Outlook
As of October 28, 2014
This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income attributable to AERC	$2.66 to $3.23
Expected real estate depreciation and amortization	1.06
Expected gains on disposition of properties	-2.46 to -2.99
Expected Funds from Operations (1)	$1.26 to $1.30

Same Community Portfolio
Revenue growth	2.25% to 3.00%
Expense growth	0.75% to 1.50%
Property NOI (2) growth	3.20% to 3.90%

Transactions
Acquisitions	$125.6 million
Dispositions	$210.0 to $275.0 million
Development	$80.0 to $100.0 million

Corporate Revenue/Expenses
Construction services revenue, net (3)	$0.2 to $0.5 million
Property management fee revenue	$0.2 to $0.3 million
General and administrative expense	$18.6 to $19.1 million
Development costs (3)	$0.8 to $1.0 million
Costs associated with acquisitions	$0.2 million

Debt
Capitalized interest	$5.0 million
Expensed interest (4)	$25.2 to $25.7 million

Capital Structure (5)
Weighted average shares outstanding	58.0 million

(1)	See page 23 for our definition of this non-GAAP measurement.

(2)	See page 24 for our definition of this non-GAAP measurement.

(3)	Net of construction services expense.

(4)	Includes $1.8 million of deferred financing costs.

(5)	Earnings guidance reflects no common share issuances.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
The foregoing supplemental financial data includes certain non-GAAP financial measures that we believe are helpful in understanding our business, as further described below.  Our definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.
Funds from Operations ("FFO")
We define FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  This definition includes all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, and excludes impairment write-downs of depreciable real estate and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.  We generally consider FFO to be a useful measure for reviewing our comparative operating and financial performance because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.
Funds Available for Distribution ("FAD")
We define FAD as FFO, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  We consider FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses from the disposition of properties and land, depreciation on real estate assets and amortization of intangible assets.  Unlike FFO, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.
Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.  We consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net income applicable to common shares to EBITDA.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2014	2013	2014	2013

Net income applicable to common shares	$3,418	$19,908	$107,674	$31,841
Allocation to participating securities	—	85	364	136
Interest expense	6,387	7,633	19,928	22,449
Depreciation and amortization	15,779	14,646	47,958	43,564
Gain on disposition of properties	—	(18,072)	(100,870)	(26,868)
Income taxes	106	64	301	275

Total EBITDA	$25,690	$24,264	$75,355	$71,397

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
Property Net Operating Income ("Property NOI")
Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  We consider Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs. The following is a reconciliation of Property NOI to total consolidated net income attributable to AERC.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2014	2013	2014	2013

Property NOI	$29,371	$28,283	$88,289	$81,215
Office NOI	451	450	1,384	1,000
Property management and construction services NOI	183	—	359	—
Depreciation and amortization	(15,779)	(14,212)	(47,958)	(41,960)
General and administrative expense	(4,200)	(4,946)	(14,116)	(14,302)
Development costs	(162)	(220)	(690)	(662)
Costs associated with acquisitions	(59)	(392)	(172)	(457)
Interest expense	(6,387)	(7,633)	(19,928)	(22,449)
Gain on disposition of properties	—	—	100,870	—
Income from continuing operations	3,418	1,330	108,038	2,385
Income from discontinued operations:
Operating income, net of interest expense	—	605	—	2,769
Gain on disposition of properties	—	18,072	—	26,868
Income from discontinued operations	—	18,677	—	29,637
Net income	3,418	20,007	108,038	32,022
Net income attributable to noncontrolling redeemable interest	—	(14)	—	(45)
Consolidated net income attributable to AERC	$3,418	$19,993	$108,038	$31,977
Recurring Fixed Asset Additions
We consider recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.
Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions
We consider investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable us to increase rents.
Same Community Properties
Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.